SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K/A

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2002


                          XVARIANT, INC.
       ---------------------------------------------------
      (Exact name of Registrant as specified in its Charter)


      Nevada                      000-28339                 84-1398342
-----------------------------    -----------            ----------------------
(State or other Jurisdiction     (Commission              (I.R.S. Employer
Incorporation or Organization)    File No.)               Identification No.)



     170 South Main Street #1050, Salt Lake City, Utah 84101
     -------------------------------------------------------
             (Address of Principal Executive Offices)

Registrant's Telephone Number including Area Code: (801) 536-5000


                         Not applicable.
         -----------------------------------------------
       Former name, former address and former fiscal year,
                  if changed since last report.

                         EXPLANATORY NOTE

     On February 6, 2002, Xvariant, Inc., a Utah corporation (the "Company"), filed a Current Report on Form 8-K, pertaining to the acquisition of 360House.com, Inc., a Utah corporation ("360House"), pursuant to a Stock Exchange Agreement (the "Agreement"). This Amendment No. 1 is filed to submit the audited and unaudited financial statements of 360House.com, Inc., and certain pro forma financial information required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below.

Item 2.  Acquisition or Disposition of Assets

Summary

     On January 29, 2002, the Company consummated a Stock Exchange Agreement among the Company, 360House, and the shareholders of 360House. In connection with the Agreement, the Company acquired 360House as a wholly owned subsidiary by initially issuing 1,000,000 shares of the Company's authorized common stock to the shareholders of 360House in exchange for all of the outstanding stock of 360House. In addition, the Agreement provided for the issuance of additional shares of the Company's common stock based on the performance of
360House.   The Company has agreed to issue stock, including the 1,000,000 shares issued upon execution of the Agreement, at a price equal to either (a) a value equal to six times 360House's earnings before interest, taxes, depreciation and amortization ("EBITDA") in the twelve month period ending December 31, 2003 ("Earnout Shares"); or (b) the value defined by a valuation consultant agreed to by the parties. Either party may demand an independent valuation, and the party making such demand must bear the cost. The value of the Company's common stock for purposes of the Earnout, shall be calculated based on the average closing price of the stock for the 30 trading days prior to December 31, 2003. For a more detailed description of the acquisition, reference is made to the Current Report on Form 8-K of the Registrant filed on February 6, 2002.

Item 7.  Financial Statements and Exhibits

1)   Financial Statements of Business Acquired.

     (a) Audited Financial Statements of 360House for the year ended
         December 31, 2001
         (i)   Report of Independent Auditors                             F-1
         (ii)  Audited Balance Sheet as of December 31, 2001              F-2
         (iii) Audited Statements of Operations for the Years Ended
               December 31, 2001 and 2000                                 F-3
         (iv)  Audited Statements of Stockholders' Equity (Deficit)
               for the Years Ended December 31, 2001 and 2000             F-4
         (v)   Statements of Cash Flows for the Years Ended
               December 31, 2001 and 2000                                 F-5
         (vi)  Notes to the Financial Statements                          F-7

     (b) Pro Forma Financial Information
         (i)   Unaudited Statement of Assumptions and Disclosures        F-14
         (ii)  Unaudited Proforma Consolidated Balance Sheets            F-15
         (iii) Unaudited Proforma Consolidated
               Statements of Operations                                  F-16

2)   Exhibits.

     The following exhibits are filed as part of this report:

Exhibit No.    Title of Document
----------     ------------------------
    2.1*       Stock Exchange Agreement between Xvariant, Inc.
               and 360House.com, Inc. dated as of January 29, 2002

    10.1* Employment Agreement between 360House.com, Inc. and Glade M. Jones dated as of December 1, 2001.

    10.2* Employment Agreement between 360House.com, Inc. and Andy Evans dated as of December 1, 2001.

* The exhibits to the agreements are not included in the foregoing exhibits. The Registrant undertakes to furnish supplementally to the Commission copies of any omitted items on request. These exhibits were filed in connection with the Company's Current Report on Form 8-K filed with the Commission on February 6, 2002.

                           SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 REGISTRANT:

                                 XVARIANT, INC.


Date: April 15, 2002             By  /s/ Reed L. Benson
                                   --------------------------------
                                   Reed L. Benson, President and
                                   Chief Executive Officer

                                H
                                J
                 -------------------------------
                     HJ & ASSOCIATES, L.L.C.
                 -------------------------------
           CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS



                   INDEPENDENT AUDITORS' REPORT


The Board of Directors
360house.com, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheet of 360house.com, Inc. as of December 31, 2001 and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 360house.com, Inc. as of December 31, 2001 and the results of it's operations and it's cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has a stockholders' deficit and negative working capital, which raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



/s/ HJ & Associates, LLC

HJ & Associates, LLC
Salt Lake City, Utah
April 10, 2002


-----------------------------------------------------------------------------
 50 South Main Street, Suite 1450 * Salt Lake City, Utah 84144 *
       Telephone (801) 328-4408 * Facsimile (801) 328-4461
------------------------------------------------------------------------------

                        360HOUSE.COM, INC.
                          Balance Sheet

                              ASSETS
                              ------

                                                           December 31,
                                                           2001
                                                           -------------
CURRENT ASSETS

  Cash and cash equivalents (Note 1)                       $      2,179
  Accounts receivable, net (Note 1)                              10,103
                                                           -------------

     Total Current Assets                                        12,282
                                                           -------------

PROPERTY AND EQUIPMENT, Net (Notes 1 and 2)                      30,365
                                                           -------------

     TOTAL ASSETS                                          $     42,647
                                                           =============


          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
          ----------------------------------------------

CURRENT LIABILITIES

  Accounts payable                                         $     32,708
  Accrued interest, related party                                 4,272
  Deferred revenue                                               17,424
  Notes payable, related party (Note 3)                          46,291
                                                           -------------

     Total Current Liabilities                                  100,695
                                                           -------------

     Total Liabilities                                          100,695
                                                           -------------
STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock; 100,000 shares authorized of $1.00
   par value, 1,000 shares issued and outstanding                 1,000
  Additional paid-in capital                                     37,056
  Accumulated deficit                                           (96,104)
                                                           -------------

     Total Stockholders' Equity (Deficit)                       (58,048)
                                                           -------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $     42,647
                                                           =============

                        360HOUSE.COM, INC.
                     Statements of Operations

                                                      For the Years Ended
                                                          December 31,
                                                        2001        2000
                                                   ------------- -------------

REVENUES                                           $    368,858  $     96,301
                                                   ------------- -------------
EXPENSES

  Direct costs                                          143,082        74,557
  General and administrative                            235,641        76,268
  Bad debt expense                                       18,277             -
  Depreciation and amortization                           8,717           139
                                                   ------------- -------------

     Total Expenses                                     405,717       150,964
                                                   ------------- -------------

     Loss from Operations                               (36,859)      (54,663)
                                                   ------------- -------------
OTHER INCOME (EXPENSE)

  Interest expense                                       (3,976)         (606)
                                                   ------------- -------------

     Total Other Income (Expense)                        (3,976)         (606)
                                                   ------------- -------------

NET LOSS                                           $    (40,835) $    (55,269)
                                                   ============= =============

BASIC LOSS PER SHARE                               $     (40.84) $     (55.27)
                                                   ============= =============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING             1,000         1,000
                                                   ============= =============

                        360HOUSE.COM, INC.
           Statements of Stockholders' Equity (Deficit)



                                                      Additional
                                 Common Stock          Paid-in    Accumulated
                              Shares      Amount       Capital     Deficit
                           ------------ ------------ ------------ -----------
Balance at inception on
  February 7, 2000                   -  $         -  $         -  $        -

Common stock issued for
 services at $ 1.00
 per share                       1,000        1,000            -           -

Contributed capital                  -            -        4,395           -

Net loss for the year
 ended December 31, 2000             -            -            -     (55,269)
                           ------------ ------------ ------------ -----------

Balance, December 31, 2000       1,000        1,000        4,395     (55,269)

Contributed capital                  -            -       32,661           -

Net loss for the year
 ended December 31, 2001             -            -            -     (40,835)
                           ------------ ------------ ------------ -----------

Balance, December 31, 2001       1,000  $     1,000  $    37,056  $  (96,104)
                           ============ ============ ============ ===========

                        360HOUSE.COM, INC.
                     Statements of Cash Flows

                                                     For the Years Ended
                                                          December 31,
                                                      2001          2000
                                                  ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                        $    (40,835) $    (55,269)
  Adjustments to reconcile net loss to net cash
   (used) by operating activities:
     Depreciation and amortization                       8,717           139
     Common stock issued for services                        -         1,000
  Changes in assets and liabilities:
     (Increase) in accounts receivable                 (10,103)            -
     Increase in accounts payable                       13,264        19,444
     Increase in accrued expenses                        3,666           606
     Increase in deferred revenue                       17,424             -
                                                  ------------- -------------

       Net Cash Used by Operating Activities            (7,867)      (34,080)
                                                  ------------- -------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                             (16,720)       (2,500)
                                                  ------------- -------------

       Net Cash Used by Investing Activities           (16,720)       (2,500)
                                                  ------------- -------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from cash overdraft                               -         1,894
  Payments on cash overdraft                            (1,894)            -
  Contributed capital                                   32,660         4,395
  Principal payments on related party notes payable     (4,000)            -
  Cash received from notes payable - related                 -        30,291
                                                  ------------- -------------

       Net Cash Provided  by Financing Activities       26,766        36,580
                                                  ------------- -------------

NET INCREASE IN CASH                                     2,179             -

CASH AT BEGINNING OF PERIOD                                  -             -
                                                  ------------- -------------

CASH AT END OF PERIOD                             $      2,179  $          -
                                                  ============= =============

                        360HOUSE.COM, INC.
               Statements of Cash Flows (Continued)

                                                     For the Years Ended
                                                          December 31,
                                                       2001         2000
                                                  ------------- -------------

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:

  Interest                                        $          -  $          -
  Income taxes                                    $          -  $          -

NON-CASH FINANCING ACTIVITIES:

  Common stock issued for services                $          -  $      1,000

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.  Organization

         360house.com, Inc. (the "Company") was organized February 17, 2000 under the laws of the State of Utah for the purpose of providing internet delivered services to the real estate industry. Its principal service includes a photography service that presents a virtual tour of a real estate listing to better display a home for potential buyers.

         b.  Accounting Methods

         The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

         c.  Cash and Cash Equivalents

         Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

         d.  Basic Loss Per Share

         The computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the financial statements.

                                                           December 31,
                                                       2001          2000
                                                 -------------- --------------
          Numerator - loss                       $     (40,835) $     (55,269)

          Denominator - weighted average number
           of shares outstanding                         1,000          1,000
                                                 -------------- --------------

          Loss per share                         $      (40.84) $      (55.27)
                                                 ============== ==============

          e.  Newly Issued Accounting Pronouncements

          SFAS No.'s 141 and 142 - In June 2001, the Financial Accounting Standards Board (FASB) adopted Statement of Financial Accounting Standards SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 is effective as to any business combination occurring after June 30, 2001 and certain transition provisions that affect accounting for business combinations prior to June 30, 2001 are effective as of the date that SFAS No. 142 is applied in its entirety, which will be January 1, 2002 for the Company. SFAS No. 142 is effective, generally, in fiscal years beginning after December 15, 2001, which will be the fiscal year ending December 31, 2002 for the Company.

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         e.  Newly Issued Accounting Pronouncements (Continued)

         SFAS No. 141 provides standards for accounting for business combinations. Among other things, it requires that only the purchase method of accounting be used and that certain intangible assets acquired in a business combination (i.e. those that result from contractual or other legal rights or are separable) be recorded as an asset apart from goodwill. The transition provisions require that an assessment be made of previous business combinations and, if appropriate, reclassifications be made to or from goodwill to adjust the recording of intangible assets such that the criteria for recording intangible assets apart from goodwill is applied to the previous business combinations.

         SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Goodwill shall be assigned to a reporting unit and annually assessed for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant. Upon adoption of SFAS No. 142, the Company will assess whether an impairment loss should be recognized and measured by comparing the fair value of the "reporting unit" to the carrying value, including goodwill. If the carrying value exceeds fair value, then the Company will compare the implied fair value of the goodwill (as defined in SFAS No. 142) to the carrying amount of the goodwill. If the carrying amount of the goodwill exceeds the implied fair value, then the goodwill will be adjusted to the implied fair value.

         While the Company has not completed the process of determining the effect of these new accounting pronouncements on its financial statements, the Company currently expects that there will be no reclassification in connection with the transition provisions of SFAS No. 141 based on clarifications of the transition provisions issued by the FASB in October 2001. Accordingly, the Company expects that, after implementation of SFAS No. 142, all intangible assets will be amortizable and any goodwill will not be amortizable.

         SFAS No. 143 - On August 16, 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which is effective for fiscal years beginning after June 15, 2002. It requires that obligations associated with the retirement of a tangible long-lived asset be recorded as a liability when those obligations are incurred, with the amount of the liability initially measured at fair value. Upon initially recognizing a liability for an accrued retirement obligation, an entity must capitalize the cost by recognizing an increase in the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset.

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         e.  Newly Issued Accounting Pronouncements (Continued)

         Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. While the Company has not completed the process of determining the effect of this new accounting pronouncement on its financial statements, the Company currently expects that the effect of SFAS No. 143 on the Company's financial statements, when it becomes effective, will not be significant.

         SFAS No. 144 - On October 3, 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. SFAS 144 supercedes SFAS Statement No. 121 (FAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends Accounting Principles Board Opinion No. 30 (APB 30), "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business."

         SFAS 144 develops one accounting model (based on the model in SFAS
121) for long-lived assets that are to be disposed of by sale, as well as addresses the principal implementation issues. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. That requirement eliminates the requirement of APB 30 that discontinued operations be measured at net realizable value or that entities include under "discontinued operations" in the financial statements amounts for operating losses that have not yet occurred. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction.

         While the Company has not completed the process of determining the effect of this new accounting pronouncement on its financial statements, the Company currently expects that the effect of SFAS No. 144 on the Company's financial statements, when it becomes effective, will not be significant.

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         f.  Property and Equipment

         Property and equipment is recorded at cost. Major additions and improvement are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over the estimated useful life of the assets as follows:

                   Description               Estimated Useful Life
                   ------------              ---------------------

                   Furniture and fixtures         3 years
                   Machinery and equipment        3 years
                   Computers                      3 years

         g. Accounts Receivable

         Accounts receivable are shown net of an allowance for doubtful accounts of $18,277 as of December 31, 2001.

         h.  Provision For Taxes

         At December 31, 2001, the Company had an accumulated deficit of $96,104 which includes net operating loss carryforwards that may be offset against future taxable income through 2020. No tax benefit has been reported in the financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.


         The income tax benefit differs from the amount computed at federal statutory rates of approximately 38% as follows:

                                                   For the Years Ended
                                                      December 31,
                                                   2001          2000
                                               ------------- -------------
         Income tax benefit at statutory rate  $     15,517  $     21,002
         Change in valuation allowance              (15,517)      (21,002)
                                               ------------- -------------

                                               $          -  $          -
                                               ============= =============

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         h.  Provision For Taxes (Continued)

         Deferred tax assets (liabilities) are comprised of the following:

                                                     For the Years Ended
                                                         December 31,
                                                     2001           2000
                                                  ------------- -------------

         Income tax benefit at statutory rate     $     36,519  $     21,002
         Change in valuation allowance                 (36,519)      (21,002)
                                                  ------------- -------------

                                                  $          -  $          -
                                                  ============= =============

         Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

         j.  Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         k.  Advertising

         The Company follows the policy of charging the costs of advertising to expense as incurred. During the years ended December 31, 2001 and 2000, the Company expensed $12,908, and $2,538, respectively.

         l.  Revenue Recognition

         Revenue is recognized as billings are submitted to the customer for photography service. Billings are submitted once the jobs are substantially completed, the amount is determinable and collection is reasonably assured.

         m. Concentration of Risks

         During the years ended December 31, 2001 and 2000, one customer accounted for approximately 32% and 0% of sales, respectively.

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000



NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:
                                                               December 31,
                                                                  2001
                                                              -------------
         Furniture and fixtures                               $     20,000
         Machinery and equipment                                     4,048
         Computers                                                  15,172
                                                              -------------
                                                                    39,220
             Accumulated depreciation                               (8,855)
                                                              -------------

             Net property and equipment                       $     30,365
                                                              =============

         Depreciation expense for the years ended December 31, 2001 and 2000 was $8,717 and $139, respectively.

NOTE 3 - NOTES PAYABLE - RELATED PARTY

         During the year ended December 31, 2000 a related party loaned the Company $30,291 to pay for operating expenses. The Company made a $4,000 principal payment on the note during the year ended December 31, 2001. The note is due on demand.  Interest is being imputed on the note at 8% per annum.

         During the year ended December 31, 2001 a related party sold to the Company office equipment and software with a fair market value of $20,000 in exchange for a note payable. The note is due on demand. No payments have been made on the note at December 31, 2001. Interest is being imputed on the note at 8% per annum.

NOTE 4 - GOING CONCERN

         The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses which have resulted in an accumulated deficit of $96,104 at December 31, 2001, a working capital deficit of $88,413 and has limited internal financial resources.
These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. Subsequent to year end the Company entered into a stock exchange agreement by which the acquiring Company has agreed to provide working capital and additional resources to the Company.

                        360HOUSE.COM, INC.
                Notes to the Financial Statements
                    December 31, 2001 and 2000


NOTE 5 - SUBSEQUENT EVENTS

         On January 1, 2002 the Board of Directors authorized amendments to the Articles of Incorporation and Bylaws. These documents were amended to provide for two classes of common stock with 100,000 authorized shares allowing for the election of directors by the two different classes of stock and prohibiting the issuance of additional stock. The currently issued shares of stock will be known as Class A common stock. The newly established class of stock will be known as Class B common stock. The Board of Directors authorized issuance of two shares of Class B common stock to current shareholders of the Company.

         During January 2002, the Company completed a stock exchange agreement with Xvariant, Inc. ("Xvariant") in which the Company's shareholders exchanged all outstanding shares of stock for 1,000,000 shares of Xvariant's authorized common stock. In addition, the agreement provides for the issuance of additional shares of Xvariant's common stock based on the performance of the Company. In addition, Xvariant has agreed to pay $20,000 per month for Company operating expenses.

                          XVARIANT, INC.
   Unaudited Condensed Combined Pro Forma Financial Statements

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements") and explanatory notes have been prepared and give effect to the stock exchange agreement between Xvariant, Inc. and 360house.com, Inc. using the purchase method of accounting for business combinations. The transaction is being accounted for as a purchase business combination as defined in SFAS No. 141. Xvariant, Inc. is the acquiring enterprise for purposes of accounting for the transaction.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of December 31, 2001, and unaudited condensed combined pro forma statements of operations (the "pro forma statements of operations") for the year ended December 31, 2001, have been prepared to reflect, for accounting purposes, the acquisition by Xvariant of 360house.

The following pro forma financial statements have been prepared based upon the historical financial statements of Xvariant and 360house. The pro forma financial statements should be read in conjunction with (a) the historical financial consolidated statements and related notes thereto of Xvariant as of December 31, 2001, for the period ended December 31, 2001; and (b) the historical financial statements and related notes thereto of 360houe as of December 31, 2001, and for the years ended December 31, 2001 and 2000. (See "Index to Financial Statements").

The pro forma balance sheet assumes that the exchange agreement was completed on December 31, 2001. The pro forma balance sheet includes the historical unaudited consolidated balance sheet data of Xvariant as of December 31, 2001 and the historical audited balance sheet data of 360house as of December 31, 2001. All intercompany activity has been eliminated in preparing the pro forma financial statements.

The pro forma statements of operations assume the exchange agreement occurred on December 31, 2001. The pro forma statements of operations for the year ended December 31, 2001 include the unaudited historical consolidated statement of operations data of Xvariant for the period ended December 31, 2001, and the audited historical statement of operations data of 360house for the year ended December 31, 2001.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the transaction or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.



                              XVARIANT, INC.
           Unaudited Condensed Combined Pro Forma Balance Sheet


                             Historical     Historical     Combined                    Pro Forma
                              Xvariant       360house     Historical                   Combined
                               as of          as of        Xvariant     Pro Forma      Xvariant
                           Dec. 31, 2001  Dec. 31, 2001   & 360house    Adjustments    & 360house
                           ------------- -------------- -------------- ------------- -------------
ASSETS

Current Assets:
 Cash                      $     18,597  $       2,179  $      20,776  $          -  $     20,776
 Accounts receivable             40,735         10,103         50,838        (2,830)       48,008
 Contracts receivable            70,000              -         70,000             -        70,000
                           ------------- -------------- -------------- ------------- -------------
   Total Current Assets         129,332         12,282        141,614        (2,830)      138,784
                           ------------- -------------- -------------- ------------- -------------
 Property and Equipment         104,021         30,365        134,386             -       134,386

 Other Assets                     9,232              -          9,232             -         9,232
                           ------------- -------------- -------------- ------------- -------------
TOTAL ASSETS               $    242,585  $      42,647  $     285,232  $     (2,830) $    282,402
                           ============= ============== ============== ============= =============

LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIT)

Current Liabilities:
 Accounts payable          $    231,668  $      32,708  $     264,376  $    (16,399) $    247,977
 Accrued liabilities             10,230          4,272         14,502             -        14,502
 Deferred Revenue                     -         17,424         17,424        (5,877)            -
 Capital leases -
   current portion               25,772              -         25,772             -        25,772
 Notes Payable -
   related party                      -         46,291         46,291             -             -
 Lines of credit                131,226              -        131,226             -       131,226
                           ------------- -------------- -------------- ------------- -------------
  Total Current Liabilities     398,896        100,695        499,591       (22,276)      477,315
                           ------------- -------------- -------------- ------------- -------------

Long-term Liabilities:
 Capital lease obligations
   - less current portion        22,013              -              -             -             -

  Total Liabilities             420,909        100,695        521,604       (22,276)      499,328
                           ------------- -------------- -------------- ------------- -------------
Stockholders' Equity:
 Common stock                    16,271          1,000         17,271             -        17,271
 Additional paid-in capital   2,514,079         37,056      2,551,135        90,227(1)  2,641,362
 Stock subscription
  receivable                 (1,025,500)             -     (1,025,500)            -    (1,025,500)
 Retained deficit            (1,683,174)       (96,104)    (1,779,278)      (70,780)   (1,850,058)
                           ------------- -------------- -------------- ------------- -------------
   Total Stockholders'
    Equity                     (178,324)       (58,048)      (236,372)       19,446      (216,926)
                           ------------- -------------- -------------- ------------- -------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                 $    242,585  $      42,647  $     285,232  $     (2,830) $    282,402
                           ============= ============== ============== ============= =============

____________________________

(1)   To eliminate the retained deficit of 360house as of the date of the transaction.


                                   F-15


                              XVARIANT, INC.
      Unaudited Condensed Combined Pro Forma Statement of Operations



                             Historical     Historical     Combined                   Pro Forma
                              Xvariant       360house     Historical                   Combined
                               as of          as of        Xvariant     Pro Forma      Xvariant
                           Dec. 31, 2001  Dec. 31, 2001   & 360house    Adjustments   & 360house
                           ------------- -------------- -------------- ------------- -------------
Sales                      $     52,298  $     368,858  $     421,156  $   (140,870) $    280,286
Operating expenses              354,714        405,717        760,431      (160,316)      600,114
                           ------------- -------------- -------------- ------------- -------------

Operating Loss                 (302,416)       (36,859)      (339,275)       19,446      (319,828)
                           ------------- -------------- -------------- ------------- -------------

Loss on disposal of business    (25,934)             -              -             -             -
Other expense - Interest         (2,093)        (3,976)        (6,069)            -        (6,069)
                           ------------- -------------- -------------- ------------- -------------

  Other Expenses                (28,027)        (3,976)       (32,003)            -        (6,069)
                           ------------- -------------- -------------- ------------- -------------

Net loss                   $   (330,443) $     (40,835) $    (371,278) $     19,446  $   (325,898)
                           ============= ============== ============== ============= =============

  Basic loss per share     $      (0.02) $      (40.84) $       (0.02)               $      (0.02)
                           ============= ============== ==============               =============
  Weighted average shares
   outstanding               16,271,000          1,000     16,272,000                  17,271,000
                           ============= ============== ==============               =============



                                   F-16